UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 15, 2020, S&W Seed Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below, which matters are described in detail in the proxy statement relating to the Annual Meeting (the “Proxy Statement”).

Proposal 1. Election of Directors

The Company's stockholders elected the eight persons listed below as directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his or her successor is elected, or, if sooner, until his or her death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Against	Withhold	Broker Non-Votes
David A. Fischhoff, Ph.D.	23,711,610	-	630,656	4,661,914
Mark J. Harvey	24,303,123	-	39,143	4,661,914
Consuelo E. Madere	23,638,832	-	703,434	4,661,914
Alexander C. Matina	24,275,896	-	66,370	4,661,914
Charles B. Seidler	24,160,039	-	182,227	4,661,914
Robert D. Straus	24,197,436	-	144,830	4,661,914
Alan D. Willits	23,656,336	-	685,930	4,661,914
Mark W. Wong	24,295,609	-	46,657	4,661,914

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020. The final voting results were as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
28,947,302	7,242	49,636	-

Proposal 3. Advisory Vote on Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstention	Broker Non-Votes
22,688,548	1,358,743	294,975	4,661,914

Proposal 4. Advisory Vote on Frequency of Stockholder Votes on Executive Compensation

The Company's stockholders indicated, on an advisory basis, the preferred frequency of every year for future stockholder votes regarding compensation awarded to the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement . The final voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
23,885,578	8,409	217,506	230,773	4,661,914

Consistent with the recommendation of the Board of Directors and based on these results, the Company will conduct future non-binding advisory votes on the compensation of the Company’s named executive officers every year. This policy will remain in effect until the next non-binding advisory stockholder vote on the frequency of non-binding advisory votes on the compensation of the Company’s named executive officers, expected to be held at the Company's 2026 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

Date: January 22, 2020	By:	/s/ Matthew K. Szot
Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer